UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2022

SUNSHINE BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-41282	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

6500 Trans-Canada Highway

4th Floor

Pointe-Claire, Quebec, Canada H9R0A5

(Address of principal executive offices) (zip code)

(514) 426-6161

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SBFM	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SBFMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective October 20, 2022 (the “Effective Date”), Sunshine Biopharma, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Malek Chamoun (“Mr. Chamoun”) and Nora Pharma Inc. (“Nora Pharma”), wherein the Company acquired all of the issued and outstanding shares of Nora Pharma in consideration of a purchase price of $30,000,000 CAD (approximately $21,900,000 USD), which was paid as follows:

•	$5,000,000 CAD (approximately $3,650,000 USD) by issuance of 3,700,000 shares of the Company’s Common Stock.

•	$20,000,000 CAD (approximately $14,600,000 USD) in cash, which was subject to customary adjustments in accordance with the Purchase Agreement; and

•	$5,000,000 CAD (approximately $3,650,000 USD) in the form of earn-out payable to Mr. Chamoun once earned in a maximum of twenty (20) payments of $250,000 CAD for every $1,000,000 CAD increase in gross sales (as defined in the Purchase Agreement) above Nora Pharma’s June 30, 2022 gross sales, provided that his employment with the Company is not terminated pursuant to the Company’s Employment Agreement with him (See Exhibit 10.2).

Nora Pharma is a Greater Montreal (Canada) area based generic drugs seller founded in 2017. Its portfolio consists of prescription drugs sold under the Nora label, including over 50 commercialized molecules, 17 additional molecules scheduled for launch in 2023 or shortly thereafter and 2 new drug submissions currently under Health Canada review.

During its fiscal year ended June 30, 2021, Nora Pharma generated approximately $4.5 million USD in revenues. In its fiscal year ended June 30, 2022, revenues increased to approximately $10.7 million USD. During its fiscal year ended June 30, 2022, Nora Pharma’s net income was approximately $345,000. See “Item 9.01(a) Financial Statements of Business Acquired” below.

Nora’s current focus is on organic growth and expanding its current business relationships. Its objectives include signing additional strategic partnerships with leading international pharmaceutical companies to bring unique and differentiated products to Canada, investment in business development and pipeline building by adding attractive products to its existing portfolio to reach new customers/markets and expansion into other medical formats and therapies such as niche medicines, rare diseases, oncology, injectables, biosimilars, OTC and other similar niches.

The foregoing description of the Purchase Agreement is qualified by reference to the full text of the Purchase Agreement, which is filed as an exhibit to this report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure under Item 1.01 above is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 above is incorporated herein by reference. In connection with the issuance of the securities described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Effective Date, the Company and Nora Pharma entered into an employment agreement with Mr. Chamoun, Nora Pharma’s current President. Pursuant to the employment agreement, Mr. Chamoun will continue to serve as Nora Pharma’s President and will be paid a base annual salary of $125,000 CAD, with 3% annual increases beginning January 1, 2023, and also includes an annual bonus equal to 5% of annual increases in Nora Pharma’s gross revenue up to $5 million (CAD). The disclosure under Item 1.01 above is incorporated herein by reference.

The employment agreement includes non-compete, non-solicitation and non-disparagement provisions.

The foregoing description of the employment agreement is qualified by reference to the full text of the employment agreement, which is filed as an exhibit to this report.

Item 7.01. Regulation FD Disclosure.

Concurrently with the filing of this report, the Company will issue a press release regarding the contents of this report. A copy of the press release is attached as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Nora Pharma Inc. for the fiscal years ended June 30, 2021 and 2022 are filed as Exhibit 99.2 to this report.

(b) Pro Forma Financial Information

Pro forma financial information required under this Item 9.01 will be filed by amendment to the original Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits. The following exhibits are included in this report:

No.	Description
10.1	Share Purchase Agreement between Sunshine Biopharma, Inc., Malek Chamoun and Nora Pharma Inc.
10.2	Employment Agreement between Sunshine Biopharma, Inc., Nora Pharma Inc. and Malek Chamoun
99.1	Press Release dated October 20, 2022, announcing the acquisition of Nora Pharma Inc
99.2	Audited Financial Statements of Nora Pharma Inc.
104	Cover Page Interactive Data File (formatted in iXBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2022	SUNSHINE BIOPHARMA, INC.
(Registrant)

By: /s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer

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